Filed pursuant to 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Special Equity Fund

Supplement dated April 19, 2018 to the Summary Prospectus, dated May 1, 2017

The following information supplements and supersedes any information to the contrary relating to AMG Managers Special Equity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective immediately, Arthur K. Weise no longer serves as a portfolio manager for the portion of the Fund managed by Lord, Abbett & Co. LLC (“Lord Abbett”) and Matthew R. DeCicco, CFA, is designated as a portfolio manager for the portion of the Fund managed by Lord Abbett. Accordingly, effective immediately, the Summary Prospectus is hereby revised as follows:

The section under “Portfolio Management” titled “Portfolio Managers – Lord Abbett” on page 3 is hereby deleted and replaced with the following:

Lord Abbett

F. Thomas O’Halloran, III, CFA, Partner and Portfolio Manager, Lord Abbett;

Portfolio Manager of the Fund since 12/07.

Matthew R. DeCicco, CFA, Portfolio Manager, Lord Abbett;

Portfolio Manager of the Fund since 04/18.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST488